Related party transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related party transactions
17.	Related party transactions
Settlement with Certain Management Stockholders
In the last two months of 2016, the Company entered into settlement agreements and terminated the employment of two management stockholders (“Founders”). The settlement agreements includes a payable cash amount of $ 5,800, as a result of an employee relationship benefit and non-competition
and
non-disclosure
agreement, out of which 50% was payable on July 1, 2018 or upon the occurrence of a liquidity event, which may result from the consummation of an initial public offering, or a capital injection among other conditions. On September 20, 2017, the Company completed its initial public offering, and the settlement was fully paid in December 2017.
Balances and operations with Expedia
Expedia, Inc., (“Expedia”) a subsidiary of Expedia Group, Inc., a Delaware corporation, is a shareholder of record of the Company. In March 2015, the Company entered into an outsourcing agreement (the “Expedia Outsourcing Agreement”) pursuant to which all hotel and other lodging reservations for countries outside of Latin America offered through the Company’s platforms are provided to the Company by Expedia on an exclusive basis. The Expedia Outsourcing Agreement was amended in 2019 to allow the Company to contract 10% of hotel inventory directly without using Expedia. Under the Expedia Outsourcing Agreement, Expedia is also the preferred provider of hotel and other lodging reservations in Latin America.
Under the Expedia Outsourcing Agreement, the Company is required to reach certain thresholds of marketing fees during specified periods. Failure to reach the thresholds may require the Company to pay a $125 million termination fee. Expedia may also unilaterally terminate the Expedia Outsourcing Agreement in the event of a change of control of the Company. Beginning March 2022, the Company may unilaterally terminate the Expedia Outsourcing Agreement upon payment of a $125 million termination fee. The Company is in compliance with the required thresholds as of December 31, 2019.

The term of the Expedia Outsourcing Agreement renews annually automatically unless terminated in certain cases.
In August 2016, the Company entered into another outsourcing agreement with Expedia (the “Despegar Outsourcing Agreement”) pursuant to which the Company is required to make the Company’s hotel reservations inventory available to certain affiliates of Expedia.
The Despegar Outsourcing Agreement has a three-year term that renews automatically for one-year
periods unless either party elects not to renew.
As of December 31, 2019 and 2018, our net position with Expedia under the Expedia Outsourcing Agreement and the Despegar Outsourcing Agreement was a liability of $ 67,047 and $ 75,251, respectively, recognized under “Related party receivable” and “Related party payable”, respectively, in the consolidated balance sheets.
For the years ended December 31, 2019, 2018 and 2017, net revenue derived from the agreements with Expedia were $ 38,760, $ 43,975 and $ 37,000, respectively, which represented 7%, 8% and 7% of the Company’s consolidated net revenue respectively.